Income Taxes Disclosure: Schedule of Components of Income Tax Expense (Benefit) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Details
Net income (loss)	$ (328,497)	$ 78,424
Statutory tax rate	27.00%	26.00%
Expected tax recovery	$ (88,690)	$ 20,390
Permanent differences and other	27,420	905
Effect of foreign exchange rate	93,130
Effect of change in tax rate	(12,620)
Change in valuation allowance	$ (19,240)	$ (21,295)